UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2013

NCI, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51579	20-3211574
(State or Other Jurisdiction of Incorporation)	(commission file number)	(IRS Employer Identification No.)

11730 Plaza America Drive, Reston, VA		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 707-6900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in the Registrant’s Certifying Accountant

(b) On April 17, 2013, after conducting a selection process, the Audit Committee decided to engage Deloitte & Touche LLP as its new independent registered public accounting firm to audit the Company’s financial statements for the year ending December31, 2013 and to review the financial statements to be included in the Company’s quarterly report on Form 10-Q for the quarters ending March 31, 2013, June 30, 2013, and September 30, 2013. Deloitte & Touche LLP accepted the engagement on April 17, 2013.

Prior to the engagement of Deloitte & Touche, neither the Company nor anyone on behalf of the Company consulted with Deloitte & Touche during the Company’s two most recent fiscal years and through the subsequent interim periods in any manner regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, Inc.

Date: April 17, 2013	By:	/s/ Lucas J. Narel
Lucas J. Narel
Executive Vice President, Chief Financial Officer, and Treasurer